UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2026
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18655 North Claret Drive, Suite 400, Scottsdale, Arizona 85255
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 23, 2026, the Executive Compensation Committee of the Board of Directors of Meritage Homes Corporation approved increases in certain components of compensation for Phillippe Lord, Chief Executive Officer, Hilla Sferruzza, Executive Vice President and Chief Financial Officer, Malissia Clinton, Executive Vice President and General Counsel, and Javier Feliciano, Executive Vice President and Chief People Officer, as allowed by each of their respective employment agreements. The compensation for Steven J. Hilton, Executive Chairman, and Austin Woffinden, Executive Vice President, Corporate Operations and Strategy, remains unchanged.

Following is a description of the changes in compensation for each executive. The descriptions contained in this Form 8-K are qualified in their entirety by the terms of the actual notices filed herewith as exhibits to this Form 8-K and incorporated by reference herein.

Performance-Based Cash Incentive and Equity (Non-Cash) Compensation

The target annual cash incentive bonus and target value of equity compensation (non-cash) increased effective January 1, 2026 to the amounts noted below.

Executive Officer	Revised Annual Target Cash Incentive Compensation
Phillippe Lord	$4,000,000
Hilla Sferruzza	$1,600,000
Malissia Clinton	$756,000
Javier Feliciano	$412,000

Executive Officer	Revised Annual Target (non-cash) Equity Incentive Compensation (1) (2)
Phillippe Lord	$6,000,000
Javier Feliciano	$901,250

(1) Approximately 50% of the award value is to be comprised of time-based restricted stock units and approximately 50% of the award value is to be comprised of performance-based share awards.
(2) The performance-based portion of the 2026 equity incentive awards will have two performance metrics, targeted adjusted return on equity and three-year relative total shareholder return relative to our peer group, which are weighted 70% and 30%, respectively.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
10.1	Phillippe Lord - Notice of Approved 2026 Compensation
10.2	Hilla Sferruzza - Notice of Approved 2026 Compensation
10.3	Malissia Clinton - Notice of Approved 2026 Compensation
10.4	Javier Feliciano - Notice of Approved 2026 Compensation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 26, 2026

MERITAGE HOMES CORPORATION

/s/	Javier Feliciano
By:	Javier Feliciano
Executive Vice President and Chief People Officer